Diebold Nixdorf, Inc. Lender Presentation August 27, 2018 Confidential – do not redistribute Exhibit 99.1

Use of Non-GAAP Financial Information To supplement our condensed consolidated financial statements presented in accordance with GAAP, the company considers certain financial measures that are not prepared in accordance with GAAP, including non-GAAP results, adjusted diluted earnings per share, free cash flow/(use), net debt, EBITDA, adjusted EBITDA and constant currency results. The company calculates constant currency by translating the prior year results at the current year exchange rate. The company uses these non-GAAP financial measures, in addition to GAAP financial measures, to evaluate our operating and financial performance and to compare such performance to that of prior periods and to the performance of our competitors. Also, the company uses these non-GAAP financial measures in making operational and financial decisions and in establishing operational goals. The company also believes providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate our operating and financial performance and trends in our business, consistent with how management evaluates such performance and trends. The company also believes these non-GAAP financial measures may be useful to investors in comparing its performance to the performance of other companies, although its non-GAAP financial measures are specific to the company and the non-GAAP financial measures of other companies may not be calculated in the same manner. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. We are also providing EBITDA and adjusted EBITDA in light of our credit agreement and the issuance of our 8.5% senior notes due 2024. With respect to the company’s non-GAAP adjusted EBITDA outlook, it is not providing a reconciliation to the most directly comparable GAAP financial measure because it is unable to predict with reasonable certainty those items that may affect such measures calculated and presented in accordance with GAAP without unreasonable effort. These measures primarily exclude the future impact of restructuring actions, net non-routine items, acquisition, divestiture and integration-related expenses, purchase accounting fair value adjustments and impairment. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, net income calculated and presented in accordance with GAAP.

Forward-looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated adjusted revenue growth, adjusted internal revenue growth, adjusted diluted earnings per share and adjusted earnings per share growth. Statements can generally be identified as forward looking because they include words such as "believes," "anticipates," "expects," "could," "should" or words of similar meaning. Statements that describe the company's future plans, objectives or goals are also forward looking statements. Forward looking statements are subject to assumptions, risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements. The factors that may affect the company's results include, among others: the ultimate impact of the domination and profit and loss transfer agreement with Diebold Nixdorf AG (“DPLTA”) and the outcome of the appraisal proceedings initiated in connection with the implementation of the DPLTA; the ultimate outcome and results of integrating the operations of the company and Diebold Nixdorf AG; the ultimate outcome of the company’s pricing, operating and tax strategies applied to Diebold Nixdorf AG and the ultimate ability to realize cost reductions and synergies; the company's ability to successfully operate its strategic alliances in China; the changes in political, economic or other factors such as currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the worldwide business in each of the company's operations, including the impact of the Tax Act; the company’s reliance on suppliers and any potential disruption to the company’s global supply chain; the impact of market and economic conditions on the financial services and retail industries; the capacity of the company's technology to keep pace with a rapidly evolving marketplace; pricing and other actions by competitors; the effect of legislative and regulatory actions in the United States and internationally; the company's ability to comply with government regulations; the impact of a security breach or operational failure on the company's business; the company's ability to successfully integrate acquisitions into its operations; the impact of the company's strategic initiatives, including DN Now; the company's success in divesting, reorganizing or exiting non-core businesses; and other factors included in the company's filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2017 and in other documents that the company files with the SEC. You should consider these factors carefully in evaluating forward looking statements and are cautioned not to place undue reliance on such statements. The company assumes no obligation to update any forward looking statements, which speak only to the date of this release.

Today’s speakers Christopher Chapman Senior Vice President, Chief Financial Officer John Fiore Managing Director Gerrard Schmid President & Chief Executive Officer Marco Prono Executive Director Mac Fowle Managing Director

Introduction

Situation overview & amendment request Diebold Nixdorf (DN) reported Q2 2018 results on August 1st: Solid orders and backlog entering 2H 2018 Revenue of $1.1 billion was in-line with expectations, down 2.5% y/y on an as-reported basis Adj. EBITDA of $46.8 million was down y/y due to Lower banking volumes, primarily in Eurasia, partially offset by increased Americas Banking revenues Higher than expected service and delivery costs during the quarter DN revised its 2018 outlook to reflect: Higher service costs in the Banking and Retail segments Increased shipping costs associated with delays in the ATM supply chain Lower product volume and unfavorable product mix Diebold initiated the DN Now business improvement plan which will deliver +$200 million in savings through: New customer-centric operating model – less complicated structure delivering cost savings from identified names and positions Streamlining product portfolio and introducing new cost-effective products – reducing inventory, supply chain and administrative costs Divesting non-core businesses In August, DN AG minority shareholder redemptions are squeezing DN’s liquidity – resulting in the need to raise up to $650M of additional capital Up to $650M in new 1st Lien Term Loan A-1 (“TLA-1”) used to pay for remaining minority shareholder redemptions, reduce existing Term Loan A and RC commitments as well as provide excess liquidity through partial repayment of outstanding revolver borrowings Diebold is requesting amendments to the net leverage ratio and interest coverage ratio covenants starting in Q3 2018 Proposed Total Net Leverage Ratio covenant of 7.00x starting at 6/30/18 stepping down to 6.50x on 6/30/20, stepping down to 6.25x on 12/31/20, stepping down to 6.00x on 6/30/21, stepping down to 5.75x on 12/31/21 and thereafter Proposed Interest Coverage ratio covenant of 1.375x starting at 6/30/18 stepping up to 1.50x on 12/31/20, stepping up to 1.625x on 12/31/21 and thereafter

Headwinds & revised outlook

Following disappointing operating results in Q2 2018, revised outlook for the full-year 2018



FY 2018E Revenue Outlook
$Millions
$4,600
($100) / (2.2%)
$4,500
1Q18 1
2Q18

Notes: [1] Reflects midpoint of guidance range



FY 2018E Adjusted EBITDA Outlook1
$Millions
$395
($95) / (24.1%)
$300
1Q18
2Q18

Notes: [1] Reflects midpoint of guidance range

MACRO BUSINESS PERFORMANCE HEADWINDS

- Top-line momentum, offset by:
  - Supply chain delays impacting delivery schedules
  - Impact of stronger US dollar *(~300bps benefit reduced to ~200bps)*
  - Competitive pressure in Asia Pacific

BUSINESS-SPECIFIC PERFORMANCE HEADWINDS

- Rising labor costs in service – address during contract renewals
- Inefficient operating model from Diebold / Nixdorf combination agreement
- Broad product offering and high level of customization driving complex operating environment, additional inventory, and extra costs
- R&D investment to drive transformation to cloud-services and next-generation product offerings

6 | DIEBOLD NIXDORF

DN Now Cost Actions to Deliver +$200M Benefits

Cost Savings ($M)



~$100
~$70
~$30 - $50
+$200
Operating model
Services improvement plan
Simplify product portfolio
DN Now cost savings
1
2
3

1 **Streamlined operating model:**
- More agile decision-making
- More efficient processes
- Global workforce aligned with demand

2 **Services improvement plan:**
- Focus on globally consistent KPIs
- Improved customer response time
- Enhanced parts availability

3 **Simplify product portfolio:**
- ~30% fewer ATM models
- Shorter lead times and reduced platform complexity
- Economies-of-scale
- Introduce new, lower cost products

7 | DIEBOLD NIXDORF

Key credit highlights Technology breadth, services platform and incumbency provide sustainable and proven barriers to entry Market leader in banking with Connected Commerce solutions and #1 position with global ATM installed base Industry-leading customer base serving nearly all of the top 100 financial institutions globally Significant cost optimization opportunity driving rapid EBITDA growth Strong recurring revenue driven by high services attach rates, sticky install base and leading software platform Strong focus on improving net leverage. Suspended the dividend, divesting non-core businesses and accelerated cost reduction program with DN Now

Status of Diebold Nixdorf AG minority shares Owned ~23M or ~77% of shares1 of Diebold Nixdorf AG as of July 31, 2018 through wholly-owned subsidiary Diebold KGaA ~4.5 million shares were settled through August 24th for an amount of ~$290M2 Redemptions were paid with cash on hand and borrowings under the Revolving Facility Currently own ~27.4M shares or ~92% of Diebold Nixdorf AG - enabling DN to initiate squeeze out proceedings Diebold Nixdorf, Inc. expects to hold funds in escrow for remaining ~8% of Diebold Nixdorf AG minority shares Note 1) Ownership calculated based on 29,816,211 shares outstanding (does not include 3.3M Diebold Nixdorf AG treasury shares) 2) The adequacy of compensation payments to minority shareholders under the domination and profit-and-loss transfer agreement has been challenged by certain shareholders of Diebold Nixdorf AG by initiating court-led appraisal proceedings. The outcome and timing of these legal proceedings is uncertain

Agenda Q & A / Supplement Schedules Transaction Overview Financial Update Christopher Chapman, Chief Financial Officer, Diebold Nixdorf, Inc.

Christopher Chapman, Chief Financial Officer, Diebold Nixdorf, Inc. Financial Update

Revised outlook for 2018 1 Outlook provided on Aug 1, 2018 2 Outlook provided on May 2, 2018 Current outlook1 Previous outlook2 Revenue ~$4.5 billion $4.5 – $4.7 billion Adjusted EBITDA $280 – $320 million $380 – $410 million Net Income (Loss) $(365) – $(325) million $(95) – $(75) million Free Cash Flow ~$100 million use ~$50 million source

Solid backlog for 2018 YoY backlog1 relatively flat at ~$1.11 billion Healthy activity across Americas Banking, with further orders expected in regionals A challenging Asian market due to competitive price pressure on products Finalizing certifications expected to enter backlog in 2H 2018 1 Orders and backlog are defined as contractual orders for systems and software licenses which are expected to be shipped or installed during the next 18 months $ billions

Mix of Revenue from Business Line Q2-18 Stable business shifting to Software and Services $Millions FX impact -6% cc Business Line Revenue YoY Total Revenue YoY $Millions -16% CC Flat CC Services / Software Product Note: Differences may occur due to rounding.

Q2 2018 Profitability Operating Profit Operating Margin Gross Profit Gross Margin Adj. EBITDAAdj. EBITDA Margin -350 bps $Millions -230 bps $Millions $Millions Operating Expense Op Ex as a % of Revenue -50 bps $Millions -300 bps Note: Differences may occur due to rounding.

Segment highlights Americas Banking Retail Eurasia Banking +2% cc FX impact $Millions $Millions Operating Profit Revenue Operating Profit Revenue Operating Profit Revenue -13% cc $Millions FX impact $Millions -4% cc $Millions FX impact $Millions

2018 Adjusted EBITDA Bridge ~ $380 - $410 ~ ~ $280 - $320 Service Costs Higher service costs in Banking and Retail due to slower than anticipated realization of efficiencies, inflationary pressures and discrete, one-time items 1 Supply Chain: Increased ATM supply chain costs from component shortages and higher shipping costs due to delays 2 Volume / Revenue: Lower product volume and unfavorable product mix 3 1 2 3 ($M)

DN Net Working Capital Metrics Q4 2016 through Q4 2019E

Net Working Capital $B



Approximate
$1.2
$1.0
$0.8
$0.6
1.0
1.1
1.1
1.1
1.0
1.1
1.1
1.1
1.0
1.0
1.0
1.0
0.9
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018E
Q4 2018E
Q1 2019E
Q2 2019E
Q3 2019E
Q4 2019E

NWC % of revenue	*20.3%*	*22.3%*	*23.1%*	*24.6%*	*21.7%*	*24.5%*	*23.4%*	*~24%*	*~21%*	*~22%*	*~22%*	*~23%*	*~19%*

Components of Net Working Capital as a % of Revenue



AR
Inventory
AP
20%
15%
10%
5%
~17%
~14%
~12%
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018E
Q4 2018E
Q1 2019E
Q2 2019E
Q3 2019E
Q4 2019E

Assumes no impact from changes in revenue or working capital due to divestitures of non-core businesses.

18 | DIEBOLD NIXDORF

Cash Outlook[1] for 2H 2018 and 2019 ($B)



$0.3
~($0.1)
~$0.05
~$0.2
~$0.3
~($0.2)
~$0.4
~($0.2)
~$0.1
~$0.3
~($0.1)
~$0.1
~$0.2
~$0.0
~$0.0
~$0.2
~$0.3
~($0.2)
~$0.3
Q2-18 Ending Cash
FCF
Optional Debt Issuance / Repayment
Q3-18E Ending Cash
FCF
Optional Debt Issuance / Repayment
Q4-18E Ending Cash
FCF
Optional Debt Issuance / Repayment
Q1-19E Ending Cash
FCF
Optional Debt Issuance / Repayment
Q2-19E Ending Cash
FCF
Optional Debt Issuance / Repayment
Q3-19E Ending Cash
FCF
Optional Debt Issuance / Repayment
Q4-19E Ending Cash

[1] As of August 25, 2018
Ending cash includes cash & cash equivalents and short-term investments
FCF, or free cash flow (use) is defined as net cash provided by (used in) operating activities less capital expenditures
Assumes cash payments for all DN AG shares are settled or are in escrow by September 30, 2018.
Assumes no impact from proceeds or changes in working capital due to divestitures of non-core businesses

19 | DIEBOLD NIXDORF

LTM adjusted EBITDA[1] outlook for 2H 2018 ($M)



$347
($124)
~$25 - $45
~$35
~$7
~$300
~($108)
~$55 - $75
~$35
~$8
~$300
LTM Adj. EBITDA Q2-18
Adj. EBITDA Q3-17
Q3-18E non-GAAP operating profit
Q3-18E D&A
Q3-18E SBC
LTM Adj. EBITDA Q3-18E
Adj. EBITDA Q4-17
Q4-18E non-GAAP operating profit
Q4-18E D&A
Q4-18E SBC
LTM Adj. EBITDA Q4-18E

[1]DN defines EBITDA as net income (loss) excluding income tax benefit, net interest, and depreciation and amortization expense. The company defines adjusted EBITDA as EBITDA before the effect of share-based compensation, foreign exchange (gain) loss net miscellaneous net, restructuring expenses and non-routine expenses net

As of August 16, 2018

DN defines non-GAAP operating profit as GAAP operating profit adjusted for restructuring and non-routine items. D&A is depreciation and amortization. SBC is share-based compensation

20 | DIEBOLD NIXDORF

Integration achievements – combination to date ~$160M savings

- Realized ~$120M of savings during 2017 and ~$40M of opex savings in 1H 2018
- Net reduction in employees by >1,000
- Reduced number of ATM terminals by more than 50%
- Right-sized global manufacturing capacity
- Field service integration
- Eliminated redundant R&D spend; refocused on Connected Commerce
- Consolidated redundant legal entities

21 | DIEBOLD NIXDORF

Summary conclusions Action Key takeaways Numerous initiatives underway $200M in on-going expense savings from streamlining operating model, improving services and stabilization of supply chain Cost to achieve of 1.0-1.5x run-rate savings Optimization of COLI creates additional liquidity Addressing near-term liquidity Stable top-line serves as base for improved profitability, driven by solid backlog and growing Software and Services revenue New capital raise provides immediate liquidity relief Commitment to deleveraging supplemented by leverage accretive, strategic divestitures Increase in near-term cash need Acceleration of DN AG minority shareholder redemptions Higher service and shipping costs and slightly lower product volume reduce FY 2018 EBITDA outlook by ~$95M DN Now cash restructuring costs

Transaction Overview

Amendment overview RC / TLA Lenders TLB Lenders Mechanics $20mm RC commitment reduction $130M TLA paydown (ratable) $100M TLB repurchase (ratable) Price N/A Fixed price of 99% of par Expires at 5:00 pm ET on 8/28 Tendered amount allocated ratably, if over participation Tender includes exit consent to the amendment, 25.0 bps fee paid on the lender’s outstanding B commitment, if any, after tender paydown Amendment consent fees 50.0 bps on outstanding loans / commitments before paydown 25.0 bps consent fee on outstanding commitments after giving effect to paydown at 99% par Lenders’ portion paid down from the tender does not receive consent fee, but will agree to an exit consent Use of proceeds as follows: $400M incremental liquidity to cover the German minority puts (amount for puts not yet exercised will be held in an escrow account until redemption) $20M RC permanent commitment reduction $130M TLA pay-down (ratable) $100M TLB repurchase (ratable) at 99% of par1 Diebold Nixdorf is seeking a new $650M Term Loan A-1 (“TLA-1”) financing along with amendments to certain covenants Covenant amendments applicable to Revolver / Term Loan A lenders only Technical amendment with required vote from all tranches combined (both TLA and TLB (US and Euro)) to address entity name change obligations in Section 3.7 of Security Agreement TLA/TLB lenders that participate in the new money agree to consent to the amendment 1A portion of which could also be available for Euro TLB

Sources and Uses and Pro Forma Capitalization Current and pro forma capitalization Source: Company filings and compliance certificates Note: Differences may occur due to rounding; Excludes fees and expenses for illustrative purposes 1 Reflects estimated RC and cash balances as of week of August 20, 2018 2Reflects $20M commitment reduction to existing RC Facility 3 Includes both Term Loan A and Delayed Draw Term Loan A borrowings; 4 Accounts for uncommitted lines of credit, long-term deferred debt financing fees and short-term / long-term other debt to match 6/30/18 compliance indebtedness figure; 5 Existing agreement nets 100% of unencumbered cash (per 6/30/18 compliance certificate);6 Calculated as share price of $4.40 x diluted shares outstanding of 76.1M; 7 Includes $34.1M in noncontrolling interest; 8 EBITDA per 6/30/18 Company compliance certificate

Borrower Diebold Nixdorf, Incorporated Facility Up to $650M TLA-1 Tenor / Maturity 4 years Margin / OID L + 925 bps / 98 OID Amortization 2.5% per annum Security Secured by a first priority security interest in substantially all tangible and intangible assets (including capital stock of subsidiaries) of the Borrower and the Guarantors, including 65% of the total voting stock of each first tier foreign subsidiary subject to certain exceptions. Additional collateral may be added post close. Guarantors Substantially all existing and future material domestic subsidiaries of the Company Use of Proceeds To purchase outstanding shares of DN AG that are held by its minority shareholders and to make optional prepayments / reductions of the TLA and RC. Proceeds not used for settling DN AG shares at €55.02 / share or for paying down the existing TLA and RC are available for general corporate purposes and working capital in the ordinary course of business Ranking Pari passu with all existing and future senior indebtedness and senior to all existing and future subordinated indebtedness Call Protection NC-3, 101 (par 90 days prior to maturity), subject to certain exceptions for certain asset sales and a purchase of the Company (in which case, 3 years of 103 then par) Conditions Precedent Customary conditions including: RC reduced to $500M ($20M permanent commitment reduction) Optional prepayment of the TLA in an amount equal to $130M $100M ratable repurchase of TLB for TLB lenders that consent at 99% of par Financial Covenants Covenant holiday on TLA-1 until 6/30/2019 after which financial covenants will match the RC / TLA Financial Covenant Triggers Certain financial covenant triggers added for the benefit of the RC / TLA-1 that trigger a tighter financial covenant based on certain negative covenant basket usage including certain changes outlined below Summary terms and conditions for incremental TLA-1

Summary of existing terms and certain amendment provisions

	Summary existing terms and conditions	Certain amendment provisions
Borrower	Diebold Nixdorf, Incorporated	Same as existing
Guarantors	Substantially all existing and future material domestic subsidiaries	
Lead Arranger / Admin. Agent	JPMorgan Chase Bank, N.A.	
Facilities / Tranche sizes	■ \$520M Revolving Credit Facility ("RC") ■ \$427M Term Loan A Facility ("TLA") ■ \$469M USD Term Loan B Facility ("USD TLB") ■ \$479M EUR Term Loan B Facility ("EUR TLB")	■ \$500M RC (\$20M permanent commitment reduction) ■ \$130M TLA commitment reduction ■ \$100M USD Term Loan B ratable repayment for consenting TLB Lenders at 99% of par
Tenor / Maturity	■ RC / TLA: ~2.4 years remaining / December 23, 2020 ■ USD TLB / EUR TLB: ~5.3 years remaining / November 6, 2023	Same as existing. Additional collateral may be added post close.
Amortization	■ TLA: Years 1-5: 5.0%, 7.5%, 10%, 12.5%, 15.0%, balance at maturity ■ USD / EUR TLB: 1.0% per annum, balance at maturity	
Security	Secured by a first priority security interest in substantially all tangible and intangible assets (including capital stock of subsidiaries) of the Borrower and the Guarantors, including 65% of the total voting stock of each first tier foreign subsidiary subject to certain exceptions	
Incremental	\$400M "free and clear" plus additional amounts up to 2.5x PF Secured Net Leverage	■ Basket re-set to \$0M
Mandatory Prepayments	■ 100% of net cash proceeds from asset sales and certain debt offerings ■ Mandatory prepayments related to asset sales of 0% subject to PF Total Net Leverage ratio of 2.5x ■ 50% ECF sweep, with step-downs to 25% and 0% at Total Net Leverage levels of 3.25x and 2.75x, respectively	Same as existing
Pricing	See pricing grid below	■ No changes to existing pricing grid, but approving lenders will receive an Amendment Fee Rate equal to 1.25% per annum with respect to Revolving Credit Loans, Swing Loans, Letters of Credit and Term A Loans and 0.15% per annum with respect to undrawn Revolving Credit Commitments ■ The Amendment Fee Rate will be payable through the period ended December 31, 2019 along with quarterly periods ended afterwards, until the Fee Termination Date, when Total Net Leverage is greater than or equal to 3.75x
Amendment consent fees		TLB: ■ 25.0 bps consent fee on outstanding commitments after giving effect to paydown at 99% par ■ Lenders portion paid down from tender does not receive consent fee, but will agree to an exit consent RC / TLA: ■ 50.0 bps on outstanding loans / commitments before paydown

Pricing grid (existing):

Level	Total Net Leverage Ratio	Commitment Fee	Fully Drawn Pricing
I	> 3.75x but ≤ 4.50x	35.0 bps	L + 225.0 bps
II	> 3.00x but ≤ 3.75x	30.0 bps	L + 200.0 bps
III	> 2.25x but ≤ 3.00x	25.0 bps	L + 175.0 bps
IV	> 1.50x but ≤ 2.25x	20.0 bps	L + 150.0 bps
V	> 0.75x but ≤ 1.50x	17.5 bps	L + 137.5 bps
VI	≤ 0.75x	15.0 bps	L + 125.0 bps

27 | DIEBOLD NIXDORF

Overview of certain amendment provisions (cont'd)

	Summary existing terms and conditions	Certain amendment provisions
Financial Covenants[1] *(RC / TLA / TLA-1 only, TLB covenant-lite)*	■ Maximum Total Net Leverage Ratio of 4.75x, stepping down to 4.5x as of December 31, 2018, 4.25x as of December 31, 2019 and thereafter ■ Minimum Interest Coverage Ratio (EBITDA / Interest Expense) of 3.0x	■ RC / TLA-1 – Maximum Total Net Leverage Ratio of 7.00x starting at 6/30/18 stepping down to 6.50x on 6/30/20, stepping down to 6.25x on 12/31/20, stepping down to 6.00x on 6/30/21, stepping down to 5.75x on 12/31/21 and thereafter ■ RC / TLA-1 – Minimum Interest Coverage Ratio of 1.375x starting at 6/30/18 stepping up to 1.50x on 12/31/20, stepping up to 1.625x on 12/31/21 and thereafter ■ Covenant holiday on TLA-1 until 6/30/2019 after which financial covenants will match the RC / TLA
Select Financial Covenant Triggers *(only reflects changed baskets)*	**Investments:** ■ 10% of Tangible Assets in LTM period plus unlimited subject to 0.25x inside Total Net Leverage Ratio ■ Intercompany loans to Wincor Nixdorf limited to €500M at any given time ■ Additional investments limited to the Available Amount **Indebtedness:** ■ Unlimited intercompany loans to Unrestricted Subsidiaries (must be unsecured) ■ Unlimited debt subject to 0.25x inside the Total Net Leverage Ratio Covenant ■ Receivables indebtedness limited to $100M **Restricted Payments:** ■ General basket of greater of $100M or 2.5% of Tangible Assets ■ Quarterly common stock dividend limited to $30M or 12.5 cents per share per quarter ■ Payments of Restricted Indebtedness limited to the greater of $100M or 2.5% of Tangible Assets plus unlimited subject to PF Total Net Leverage < 2.75x	**Investments:** ■ 2.5% of Tangible Assets in LTM period plus unlimited subject to PF Total Net Leverage Ratio of 3.0x ■ Intercompany loans to Diebold Nixdorf AG limited to €300M at any given time ■ Additional limitations on certain investment basket usage **Indebtedness:** ■ No intercompany loans allowed to Unrestricted Subsidiaries ■ No additional debt allowed (subject to certain exceptions) ■ Receivables indebtedness limited to $50M ■ Additional debt incurred under general basket and certain other baskets subject to working capital / letter of credit usage requirements and capped **Restricted Payments:** ■ Quarterly common stock dividend limited to 10 cents per quarter subject to PF Total Net Leverage for three preceding quarters of 3.0x ■ No payments of Restricted Indebtedness allowed (subject to certain limited exceptions) ■ General Restricted Payments limited to $10 million and subject to 3.0x PF Total Net Leverage Test ■ Additional limitations on certain restricted payment basket usage

[1] Financial covenants to spring back to the levels in the existing credit agreement (i) if borrower fails to maintain funds escrowed in an amount sufficient to finance the redemption of any remaining shares of DN AG (at a purchase price not in excess of €55.02) which have not been tendered for redemption and purchased as of such time or (ii) certain other baskets are utilized beyond a certain level.

28 | DIEBOLD NIXDORF

S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 Date Details Monday, August 27th Launch new transaction to market in conjunction with amendment to existing credit facility Tuesday, August 28th Dutch Auction bids due at 5:00 pm ET Wednesday, August 29th Amendment consents and signature pages due from Lenders at 5:00 pm ET Distribute Execution Amendment and new money documentation via SyndTrak Allocations communicated to Lenders Thursday, August 30th Closing, funding and amendment effectiveness Key Dates August 2018 Transaction timeline

Q&A Supplemental Schedules

Change of Reporting Segments Prior Current 3 Lines of Business Primary Reporting Segment Revenue Gross Profit Operating Profit Secondary Reporting Revenue 2 Solutions BANKING RETAIL 3 Regions 3 Segments AMERICAS BANKING RETAIL 2 Business Lines SERVICES & SOFTWARE PRODUCTS Note: Reporting segments change announced on May 2, 2018 1 As of Q2 2018 AMERICAS EMEA APAC SERVICES SOFTWARE SYSTEMS EURASIA BANKING 33% of net sales1 27% of net sales1 40% of net sales1 Deeper focus on customer interactions and delivering integrated solutions

LTM Q2 2018 covenant EBITDA reconciliation & detail

GAAP to non-GAAP ($Millions)

	6/30/2018	Detail
Adjusted EBITDA Reconciliation		
Net Income / (Loss)	($326)	Reported pre-tax loss due to 1) ~($199M) restructuring and non-routine expenses, 2) ~($126M) higher amortization due to purchase accounting, and 3) ~($30M) one time costs in service and supply chain. In addition, booked ~$(82)M non cash tax charge in Q4 2017 due to US tax reform
Income Tax (Benefit) / Expense	79	
Interest Income	(14)	
Interest Expense	108	
Depreciation & Amortization	266	
EBITDA	**$113**	
Share-based Compensation	39	
Foreign Exchange Loss, net	1	
Miscellaneous, net	(5)	
Restructuring Expenses	28	Comprised of ~$13M (cost of sales – services & software; i.e. severance related), ~$15M (SG&A)
Non-routine Expenses, net	171	Acquisition integration cost (~$67M), Nixdorf purchase accounting (excl. amortization in D&A) (~$10M), legal / deal cost (~$5M), and impairments (~$90M)
Adjusted EBITDA	**$347**	
Synergies Reconciliation		
Carry-over from 2017	$19	Represents synergies implemented, but not yet realized in the P&L (i.e. global plant capacity reduction, headcount reduction, consolidation of redundant legal entities)
Services	18	Optimization of global service delivery (service logistics, IT operations, service desk, managed service delivery) and field services consolidation
Shared Services	2	Move sales support and financial functions from countries and external service providers to in-house shared service centers
Zero Based Design	8	Headcount reduction program for headquarters and regions
Systems	5	External spend reduction for production materials
Other (incl. SW & IT)	1	Improvements for plant operations and supply chain
Synergies Subtotal	**$53**	
Other	(11)	Other adjustments: backing out minority interest, OP to NI differences (misc. & FX)
Covenant EBITDA	**$389**	

32 | DIEBOLD NIXDORF

Adjusted EBITDA Reconciliation GAAP to non-GAAP ($Millions) Note: Differences may occur due to rounding. Note: Differences may occur due to rounding.

Q2 2018 Profit & Loss Statement Reconciliation GAAP to non-GAAP ($Millions) Note: Differences may occur due to rounding. Note: Differences may occur due to rounding.

Q2 2017 Profit & Loss Statement Reconciliation GAAP to non-GAAP ($Millions) Note: Differences may occur due to rounding. Note: Differences may occur due to rounding.

Full Year 2016 Profit & Loss Statement Reconciliation GAAP to non-GAAP ($Millions) Note: Differences may occur due to rounding.

Full Year 2017 Profit & Loss Statement Reconciliation GAAP to non-GAAP ($Millions) Note: Differences may occur due to rounding.

YoY Revenue Variance and Mix for 2017 Non-GAAP revenue decreased 8% in cc Decrease in banking Systems and Services Growth in Retail and Software 1 Note: Reflects unaudited pro forma non-GAAP financials for Diebold Nixdorf as if the acquisition had occurred on January 1, 2016. Pro forma calculations combine financial information from legacy Diebold and legacy Nixdorf, prepared in accordance with International Financial Reporting Standards (IFRS) and converted at average monthly exchange rates for the relevant time periods. 2 GAAP revenue for the twelve months ended December 31, 2017. Differences may occur due to rounding. Mix of Revenue from Regions and Solutions 2 Mix of Revenue from Segments 2 $Millions FX impact -8% cc 13% 1

P&L Highlights for 2017 non-GAAP

P&L Highlights for 2017 non-GAAP 1 Reflects unaudited pro forma non-GAAP financials for Diebold Nixdorf as if the acquisition had occurred on January 1, 2016. Pro forma calculations combine financial information from legacy Diebold and legacy Nixdorf, prepared in accordance with International Financial Reporting Standards (IFRS) and converted at average monthly exchange rates for the relevant time periods. Differences may occur due to rounding. Software Systems Services

Operating Profit Bridge – PF 2016 to 2017 ~($150) ~ $ Millions ATM industry shipments declined ~20% during 2017

Free Cash Flow Reconciliation from Continuing Operations ($Millions)

2016 Diebold Nixdorf Pro Forma Revenue & Adjusted EBITDA ($Millions) Revenue Non GAAP GP Non GAAP OP Adjusted EBITDA Reported Total DN $3,333 $845M $159M $266 Pro-forma Wincor Nixdorf 1 $1,652 $394M $92M $133 Pro-Forma Total DN (Non-GAAP) $4,985 $1,239M $251M $399 % of Revenue 25% 5% 8% Note 1: The company presents Wincor Nixdorf pro forma revenue for the period January 1st - August 14th 2016 as reported under IFRS and converted into USD based on our monthly rates. Diebold Nixdorf pro forma reflects the non-GAAP revenue of Diebold Nixdorf combined with the pre-acquisition IFRS revenue of Wincor Nixdorf. The company presents Wincor Nixdorf pro forma Adjusted EBITDA for the periods January 1st - August 14th 2016 to facilitate future comparisons. Diebold Nixdorf pro forma reflects the Adjusted EBITDA of Diebold Nixdorf combined with the pre-acquisition Adjusted EBITDA of Wincor Nixdorf. Differences may occur due to rounding.

Free Cash Flow Reconciliation ($Billions) Note: Differences may occur due to rounding. Note: Differences may occur due to rounding. Q2-18 Q3-18E Q4-18E Q1-19E Q2-19E Q3-19E Q4-19E Net cash provided by (used in) operating activities ($0.1) ($0.1) $0.3 ($0.2) ($0.1) ($0.0) $0.3 Capital expenditures ($0.0) ($0.0) ($0.0) ($0.0) ($0.0) ($0.0) ($0.0) Free cash flow (use) ($0.1) ($0.1) $0.3 ($0.2) ($0.1) ($0.0) $0.3 Approximate